EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
EXCHANGE ACT RULE 13A-14(A)/15D-14(A)
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Hershberger, certify that:

1. I have reviewed this Amendment No. 1 to annual report on Form 10-K of ReWalk Robotics Ltd.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Kevin Hershberger
Kevin Hershberger
Chief Financial Officer
(Principal Financial Officer)

Date: April 27, 2017